Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM International Mutual Funds (Invesco International Mutual Funds):

We consent to the use of our report dated June 25, 2019 on the financial statements of Invesco Oppenheimer Global Focus Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

Denver, Colorado

February 27, 2020

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM International Mutual Funds (Invesco International Mutual Funds):

We consent to the use of our report dated December 21, 2018 on the consolidated financial statements of Oppenheimer Global Multi-Asset Growth Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Consolidated Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

Denver, Colorado

February 27, 2020

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM International Mutual Funds (Invesco International Mutual Funds):

We consent to the use of our report dated January 22, 2019 on the financial statements of Oppenheimer International Equity Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

Denver, Colorado

February 27, 2020

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM International Mutual Funds (Invesco International Mutual Funds):

We consent to the use of our report dated January 22, 2019 on the financial statements of Oppenheimer International Growth Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

Denver, Colorado

February 27, 2020